Exhibit 10.29.4

RECORD AND RETURN TO: (enclose self-addressed stamped envelope)	This Instrument Prepared by:
Sidley Austin LLP	Sidley Austin LLP
One South Dearborn Street	One South Dearborn Street
Chicago, Illinois 60603	Chicago, Illinois 60603
Attention: Charles E. Schrank	Attention: Charles E. Schrank
SPACE ABOVE THIS LINE FOR PROCESSING DATA
FELCOR ST. PETE (SPE), L.L.C., Borrower
and
FELCOR ST. PETE LEASING (SPE), L.L.C., Borrower
To
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., Lender
                                                                                                                                   (Lender)
SECOND AMENDED AND RESTATED
LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

Dated:	As of December 14, 2007

Location:	501 Fifth Avenue, NE
St. Petersburg, FL
NOTE TO RECORDING CLERK:

This Second Amended and Restated Leasehold Mortgage, Security Agreement and Fixture Filing (“Security Instrument”) secures that certain Second Amended and Restated Promissory Note (the “Note”), which is a “renewal note” as defined in Section 201.09 of the Florida Statutes renewing, amending and restating that certain Promissory Note executed by WSRH VSP L.P. (“Prior Owner”) in favor of Column Financial, Inc. (“Column”) dated June 23, 2005, in the original principal amount of Forty-Seven Million and No/100 Dollars ($47,000,000) (“Column Note”), as subsequently assigned by Column to Wells Fargo Bank, N.A., as Trustee for the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-TFL2 (“Wells Fargo”) as thereafter assigned to Lender; which Column Note was amended, restated, and renewed in its entirety by that certain Amended and Restated Promissory Note dated April 9, 2007 in the original principal amount of Eighty-Nine Million Two Hundred Fifty Thousand and no/100 Dollars ($89,250,000.00) (“Original Note”).
The Florida documentary stamp tax under F.S. §201 and the Florida non-recurring intangibles tax under F.S. §199 were paid in full on the $47,000,000 Column Note at the time of recording that certain Leasehold Mortgage and Security Agreement dated June 23, 2005 recorded at O.R. Book 14420, Page 568 of the Public Records of Pinellas County, Florida (the “Column Mortgage”), and said taxes were also paid in full on the sum of $42,250,000 (the difference between the $47,000,000 indebtedness under the Column Note and the $89,250,000 indebtedness under the Original Note) for the increased indebtedness represented by the Original Note, at the time of recording that certain Amended and Restated Leasehold Mortgage and Security Agreement dated April 9, 2007 recorded at O.R. Book 15735, Page 1851 of the Public Records of Pinellas County, Florida (“Original Security Instrument”).
On even date herewith, Borrower hereunder has assumed Prior Owner’s obligations under the Original Note, the outstanding principal balance of which is $89,250,000. In connection therewith, Borrower has executed an Assumption Agreement (the “Assumption Agreement”), and Florida documentary stamp taxes in the amount of $312,375 are being paid at the time of the recording, on or about the date hereof, of a Memorandum of Assumption Agreement (“Assumption Memorandum”) in the public records of Pinellas County, Florida, memorializing the assumption of the Original Note and Original Security Instrument. Therefore, no additional documentary stamp taxes or non-recurring intangibles taxes are due hereon upon the recording hereof as same were collectively paid in full on the obligation secured hereby upon the recording of the Column Mortgage, Original Security Instrument and Assumption Memorandum.
SECOND AMENDED AND RESTATED LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING
     This SECOND AMENDED AND RESTATED LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this “Security Instrument”) is made as of this ___day of December, 2007, by FELCOR ST. PETE (SPE), L.L.C., a Delaware limited liability company, having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (“Hotel Owner”) and FELCOR ST. PETE LEASING (SPE), L.L.C., a Delaware limited liability company, having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (“Hotel Operator”; Hotel Owner and Hotel Operator, individually and collectively, as the context requires, with such determination to be made by Lender in its sole discretion, are referred to herein as “Borrower”) for the benefit of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, having an address at 600 Steamboat Road, Greenwich, CT 06830, as mortgagee (“Lender”).

W I T N E S S E T H:
     WHEREAS, the Lender is presently the owner and holder of the following described instruments, as well as other loan documents executed in connection with a leasehold mortgage loan which encumbers certain personal property and real property situate in Pinellas County, Florida, to wit:
     1. That certain Promissory Note by WSRH VSP L.P., a Delaware limited partnership (“Prior Owner”) to Column Financial, Inc. dated June 23, 2005, representing an indebtedness in the original principal amount of Forty-Seven Million and No/100 Dollars ($47,000,000.00) as assigned to lender by that certain Allonge dated April 9, 2007 and as amended and restated in its entirety by that certain Amended and Restated Promissory Note (the “Original Note") dated April 9, 2007, representing an indebtedness in the original principal amount of EIGHTY NINE MILLION TWO HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($89,250,000.00) (the “Original Loan” ), the current principal balance of which is $89,250,000.00;
     2. That certain Leasehold Mortgage and Security Agreement dated June 23, 2005 and recorded in Official Records Book 14420, Page 568 of the Public Records of Pinellas County, Florida, as assigned by Assignment of Leasehold Mortgage and Security Agreement dated April 9, 2007 and recorded in Official Records Book 15736, Page 1827 of the Public Records of Pinellas County, Florida, as further assigned by Assignment of Leasehold Mortgage and Security Agreement dated April 9, 2007 and recorded in Official Records Book 15735, Page 1829 of the Public Records of Pinellas County, Florida, and as amended and restated in its entirety by that certain Amended and Restated Leasehold Mortgage and Security Agreement dated April 9, 2007 and recorded in Official Records Book 15735, Page 1851 of the Public Records of Pinellas County, Florida (the “Original Security Instrument");
     3. That certain Assignment of Leases and Rents dated June 23, 2005 and recorded in Official Records Book 14420, Page 607 of the Public Records of Pinellas County, Florida, as assigned by Assignment of Assignment of Leases and Rents dated April 9, 2007 and record in Official Records Book 15735, Page 1840 of the Public Records of Pinellas County, Florida, and as amended and restated in its entirety by that certain Amended and Restated Assignment of Leases and Rents dated April 9, 2007 and recorded in Official Records Book 15735, Page 1892 of the Public Records of Pinellas County, Florida (the “Original Assignment"); and
     4. Certain other agreements, documents and instruments evidencing or securing the Original Loan or delivered in connection therewith;
     WHEREAS, Hotel Owner has acquired the Property from Prior Owner and Hotel Operator is leasing the Property from Hotel Owner pursuant to the terms and conditions set forth in that certain lease dated as of the date hereof between Hotel Owner and Hotel Operator (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Hotel Operating Lease”);
     WHEREAS, pursuant to the terms of that certain Assumption Agreement dated as of the date hereof, by and among Borrower, Lender and Prior Owner (“Assumption Agreement”),

Borrower has agreed to assume the obligations of Prior Owner under the Original Loan Documents and Lender has agreed to the assumption of the Loan by Borrower in accordance with the terms and conditions set forth in the Assumption Agreement;
     WHEREAS, pursuant to the Assumption Agreement, Borrower and Lender have entered into that certain Second Amended and Restated Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”);
     WHEREAS, Borrower has agreed to amend, restate and supersede the Original Note pursuant to that certain Second Amended and Restated Promissory Note, dated the date hereof, made by Borrower in favor of Lender in the original principal amount of EIGHTY NINE MILLION TWO HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($89,250,000.00) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note").
          WHEREAS, Borrower has agreed to amend and restate the Original Security Instrument, as well as to modify and restate the terms and conditions of said document, all as set forth in this Security Instrument, and has agreed that this Security Instrument is given to secure the Loan assumed by Borrower pursuant to the Assumption Agreement and the Loan Agreement, and evidenced by the Note;
          WHEREAS, Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents (as herein defined); and
          WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Note, and that certain Second Amended and Restated Assignment of Leases and Rents of even date herewith made by Borrower in favor of Lender delivered in connection with this Security Agreement (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Assignment of Leases”), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Loan Agreement, the Note, this Security Instrument, the Assignment of Leases and Rents and all other documents evidencing or securing the Debt or executed or delivered in connection therewith, are hereinafter referred to collectively as the “Loan Documents”).
     NOW THEREFORE, the Lender and the Borrower hereby acknowledge and agree that the recitals set forth in the foregoing “WHEREAS” clauses, which the parties hereto acknowledge are true and correct, are hereby incorporated by reference and made a part hereof as if set forth herein. This Security Instrument is given as security for the performance and observance of the covenants and agreements contained herein and to secure to the Lender the payment of the Note according to its terms, final payment of the entire indebtedness, including accrued and unpaid interest, if any, being due and payable on May 1, 2009 (as said date may be extended, pursuant to the applicable terms and conditions set forth in the Loan Agreement, to a date not later than May 1, 2012). Immediately upon recording of this Security Instrument among the public records of Pinellas County, Florida, the lien of the Original Security Instrument, as modified and restated herein, is and shall continue to constitute in law a first leasehold mortgage lien on the Property (as defined below), securing the obligations set forth in the Note.
     NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security Instrument:
ARTICLE 1 — GRANTS OF SECURITY
          Section 1.1 Property Mortgaged. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender and its successors and assigns the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):
          (a) Land. The leasehold estate of Borrower in the real property described in Exhibit A attached hereto and made a part hereof (the “Land”);
          (b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien of this Security Instrument and, if and when acquired by Borrower, the fee estate in the Land;
          (c) Hotel Operating Lease. The Hotel Operating Lease and the leasehold estate created thereby and all of Hotel Operator’s estate, right, title and interest in and under the Hotel Operating Lease and in and to the leasehold estate created thereby, including but not limited to (i) all assignments, modifications, extensions and renewals of the Hotel Operating Lease, (ii) all credits, deposits, options, privileges and rights of Hotel Operator under the Hotel Operating Lease, (iii) all rights of first refusal, if any, and all rights, if any, to renew or extend the Hotel Operating Lease for a succeeding term or terms, (iv) all rights or privileges, if any, of Hotel Operator to terminate, cancel, surrender or merge the Hotel Operating Lease, (v) all right, title, claim or demand whatsoever of Hotel Operator either in law or in equity, in possession or expectancy, of, in and to any right, as tenant under the Hotel Operating Lease, to elect under Section 365(h)(1) of the Bankruptcy Code (as hereinafter defined), to terminate or treat the Hotel Operating Lease as terminated in the event (A) of the bankruptcy, reorganization or insolvency of the lessor thereunder, and (B) the rejection of the Hotel Operating Lease by the lessor thereunder, as debtor in possession, or by a trustee for the lessor thereunder, pursuant to Section 365 of the Bankruptcy Code;
          (d) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);
          (e) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;
          (f) Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (hereinafter defined), now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under Leases (hereinafter defined) or any property manager or any leased equipment except to the extent that Borrower shall have any right or interest therein;
          (g) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to Leases, except to the extent that Borrower shall have any right or interest therein;
          (h) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles to the extent assignable, contract rights, accounts, accounts receivable, franchises to the extent assignable, licenses to the extent assignable, certificates and permits to the extent assignable, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, whether tangible or to the extent assignable intangible, other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;
          (i) Leases and Rents. All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. § 101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder to the extent assignable and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;
          (j) Condemnation Awards. All Awards which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;
          (k) Insurance Proceeds. All Insurance Proceeds in respect of the Property under any Policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any Policies, judgments, or settlements made in lieu thereof, in connection with a Casualty to the Property;
          (l) Tax Certiorari. All refunds, rebates or credits in connection with reduction in Taxes or Other Charges charged against the Property;
          (m) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, Insurance Proceeds and Awards, into cash or liquidation claims;
          (n) Rights. The right, in the name and on behalf of Borrower in accordance with Section 7.4 hereof to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

          (o) Agreements. To the extent assignable, all agreements, contracts, certificates, instruments, franchises, permits, licenses to the extent assignable, plans, specifications and other documents, Borrower now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the occurrence and during the continuance of any Event of Default hereunder, to receive and collect any sums payable to Borrower thereunder;
          (p) Trademarks. To the extent assignable, Borrower’s interest in all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;
          (q) Accounts. Subject to the provisions of the Management Agreement, all reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Cash Management Agreement; together with all deposits or wire transfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;
          (r) Interest Rate Cap Agreement. The Interest Rate Cap Agreement, including, but not limited to, all “accounts”, “chattel paper”, “general intangibles” and “investment property” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing; and all products and proceeds of any of the foregoing;
          (s) Ground Lease. All of Borrower’s estate, right, title and interest in, to and under (i) that certain leasehold estate created pursuant to that certain Lease Agreement, dated as of November 15, 1989, by and between Vinoy Park Hotel Co., as ground lessor (“Hotel Ground Lessor”), and Vinoy Resort Partners, as ground lessee, as amended by that certain First Addendum to Lease Agreement, dated February 22, 1990, a Memorandum of said Lease having been recorded on February 23, 1990, among the Public Records of Pinellas County, Florida (the “Public Records”) in Official Records Book 7207, Page 1293, as assigned by Vinoy Resort Partners to Vinoy Property Partnership pursuant to that certain Assignment of Lessee’s Interest in Leases, dated as of May 17, 1995, recorded on May 17, 1995 in Official Records Book 8995, Page 1917 of the Public Records, as amended by that certain Correction to First Addendum to “Lease Agreement” dated as of August 8, 1995, as assigned by Vinoy Property Partnership to Vinoy Investments Limited Partnership pursuant to that certain Assignment of Lessee’s Interest in Leases dated as of December 29, 1995, recorded on December 29, 1995 in Book 9206, Page 1955, as further assigned to Prior Owner pursuant to that certain Assignment and Assumption of Ground Lease, dated June 23, 2005, recorded on June 30, 2005 in Book 14420, Page 535, as further amended by that certain Lessor Estoppel Certificate and Agreement dated April 9, 2007, as further assigned to Hotel Owner pursuant to that certain Assignment and Assumption of Ground Lease, dated and recorded on or about the date hereof by and between Prior Owner and Hotel Owner, and as further amended by that certain Lessor Estoppel Certificate and Agreement dated on or about the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Hotel Ground Lease”); (ii) that certain leasehold estate created pursuant to that certain Lease Agreement, dated as of September 25, 1989, by and between the City of St. Petersburg, as ground lessor (“Marina Ground Lessor”), and Vinoy Development Corporation, as ground lessee, recorded on October 25, 1989, among the Public Records in Official Records Book 7116, Page 2184, re-recorded February 23, 1990, in Official Records Book 7207, Page 1195, as amended by the First Addendum to Lease Agreement, dated September 25, 1989, recorded on October 25, 1989, among the Public Records in Official Records Book 7116, Page 2198, re-recorded February 23, 1990, in Official Records Book 7207, Page 1209, as affected by that certain Settlement Agreement dated as of January 1, 1992 by and among ground Lessor, ground Lessee, Tampa Bay Regional Planning Council and State of Florida Department of Community Affairs, as amended by the Second Addendum to Lease Agreement, dated September 22, 1998, as assigned to Vinoy Resort Partners by Vinoy Development Corporation pursuant to an Assignment of Lease dated February 22, 1990, recorded in Official Records Book 7207, Page 1215, as further assigned by Vinoy Resort Partners to Vinoy Property Partnership pursuant to that certain Assignment of Lessee’s Interest in Leases, dated as of May 17, 1995, recorded on May 17, 1995 in Official Records Book 8995, Page 1917, as further assigned by Vinoy Property Partnership to Vinoy Investments Limited Partnership pursuant to that certain Assignment of Lessee’s Interest in Leases dated as of December 29, 1995, recorded on December 29, 1995 in Book 9206, Page 1955, and as affected by Correction to First Addendum to Lease Agreement-City Land recorded on August 23, 1995 in Official Records Book 9086, Page 961, and as further assigned to Prior Owner pursuant to that certain Assignment and Assumption of Ground Lease, dated June 23, 2005 and recorded on June 30, 2005 in Book 14420, Page 546, as further amended by that certain Consent and Estoppel Agreement City Land dated April 5, 2007, as further assigned to Hotel Owner pursuant to that certain Assignment an Assumption of Ground Lease, dated and recorded on or about the date hereof by and between Prior Owner and Hotel Owner, and as further amended by that certain Consent and Estoppel Agreement City Land dated on or about the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Marina Ground Lease”); (iii) that certain leasehold estate created pursuant that certain Golf Course Lease Agreement, dated as of November 15, 1989, by and between Sunset Golf Course, Inc., as ground lessor (“Golf Ground Lessor”, Hotel Ground Lessor, Marina Ground Lessor and Golf Ground Lessor are collectively referred to as “Ground Lessor”), and Vinoy Resort Partners, as ground lessee, as amended by First Addendum to Lease Agreement, dated February 22, 1990, as amended by Amendment to Golf Course Lease Agreement, dated September 11, 1992, as amended by Third Addendum to Lease Agreement dated December 29, 1995, recorded in Official Records Book 9219, Page 423, a Memorandum of said Lease having recorded on February 23, 1990, among the Public Records in Official Records Book 7207, Page 1298, as assigned by Vinoy Resort Partners to Vinoy Property Partnership pursuant to that certain Assignment of Lessee’s Interest in Leases, dated as of May 17, 1995, recorded in Official Records Book 8995, Page 1917 of the Public Records, as assigned by Vinoy Property Partnership to Vinoy Investments Limited Partnership pursuant to that certain Assignment of Lessee’s Interest in Leases, dated as of December 29, 1995, recorded on December 29, 1995 in Book 9206, Page 1955, as further assigned to Prior Owner pursuant to that certain Assignment and Assumption of Ground Lease, dated June 23, 2005, recorded on June 30, 2005 in Book 14420, Page 554, as further amended by that certain Lessor Estoppel Certificate and Agreement dated April 9, 2007, as further assigned to Hotel Owner pursuant to that certain Assignment and Assumption of Ground Lease, dated on or about the date hereof by and between Prior Owner and Hotel Owner, and as further amended by that certain Lessor Estoppel Certificate and Agreement dated on or about the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Golf Ground Lease”; collectively, the Hotel Ground Lease, the Marina Ground Lease and the Golf Ground Lease, the “Ground Lease”), and the leasehold estates collectively created thereby in the real property leased pursuant to the Hotel Ground Lease, the Marina Ground Lease and the Golf Ground Lease, respectively, each as more particularly described as Parcel “1”, “2” and “3”, respectively, in Exhibit A attached hereto, together with all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements now or hereafter erected on the Land and together with all appurtenances including, but not limited to (i) extension, renewal, modification and option rights, and all of the estate and right of Borrower of, in, and to the Land under and by virtue of the Ground Lease, (ii) all credits to and deposits of Borrower under the Ground Lease and all other options, privileges and rights granted and demised to Borrower under the Ground Lease and (iii) all the right or privilege of Borrower to terminate, cancel, surrender or merge the Ground Lease; and
          (t) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (r) above.
          AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Borrower expressly grants to Lender, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and mortgaged hereby.
          Section 1.2 Assignment of Rents. Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases, the Cash Management Agreement and Section 7.1(h) of this Security Instrument, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents and Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.
          Section 1.3 Security Agreement. This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property to the full extent that the Fixtures, the Equipment and the Personal Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the

Uniform Commercial Code being called the “Collateral”). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys’ fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Borrower’s (debtor’s) principal place of business is as set forth on page one hereof and the address of Lender (secured party) is as set forth on page one hereof.
          Section 1.4 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.
          Section 1.5 Pledges of Monies Held. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender, including, without limitation, any sums deposited in the Lockbox Account, the Cash Management Account, the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in the Loan Agreement, this Security Instrument or the Cash Management Agreement.
CONDITIONS TO GRANT
          TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender and its successors and assigns, forever;
          PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations (hereafter defined) as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.
ARTICLE 2 — DEBT AND OBLIGATIONS SECURED
          Section 2.1 Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.
          Section 2.2 Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (collectively, the “Other Obligations”): the performance of all other obligations of Borrower contained herein; the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.
          Section 2.3 Debt and Other Obligations. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "Obligations.”
ARTICLE 3 — BORROWER COVENANTS
          Borrower covenants and agrees that:
          Section 3.1 Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument
          Section 3.2 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.
          Section 3.3 Insurance. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.
          Section 3.4 Maintenance of Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair in accordance with the terms of the Loan Agreement. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed) or as otherwise permitted pursuant to the Loan Agreement. Subject to the terms of the Loan Agreement, Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.
          Section 3.5 Waste. Borrower shall not commit or knowingly suffer any physical waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or knowingly permit to be done thereon anything that may in any way materially adversely impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.
          Section 3.6 Payment for Labor and Materials. (a) Subject to Section 3.6(b) hereof, Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.
          (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.
          Section 3.7 Performance of Other Agreements. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other material agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.
          Section 3.8 Change of Name, Identity or Structure. Except as expressly permitted under the Loan Agreement, Borrower shall not change Borrower’s name, identity (including its trade name or names) or, if not an individual, Borrower’s corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower’s structure, without first obtaining the prior written consent of Lender, except as otherwise permitted pursuant to Section 5.2.10 of the Loan Agreement. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.
          Section 3.9 Title. Borrower has good, marketable and insurable leasehold title to the real property comprising part of the Property and good title to the balance of the Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. To the best of Borrower’s knowledge, the Permitted Encumbrances in the aggregate do not materially and adversely affect the operation or use of the Property (as currently used) or Borrower’s ability to repay the Loan. This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the real property portion of the Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. To Borrower’s knowledge after due inquiry, there are no claims for payment for work, labor or materials affecting the Property which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents.
          Section 3.10 Ground Lease. Borrower shall (a) pay all rents, additional rents and other sums required to be paid by Borrower, as tenant under and pursuant to the provisions of the Ground Lease as and when such rent or other charge is payable, (b) diligently perform and observe in all material respects all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed and observed prior to the expiration of any applicable grace period therein provided, and (c) promptly notify Lender of the giving of any notice by the Ground Lessor to Borrower of any material default by Borrower in the performance or observance of any of the material terms, covenants or conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed and deliver to Lender a true copy of each such notice. Subject to the terms of the Loan Agreement, Borrower shall not, without the prior consent of Lender, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed, modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and Borrower hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument and the Loan Agreement, all of the rights, privileges and prerogatives of Borrower, which rights, privileges and prerogatives may be exercised by Lender upon and during the continuance of an Event of Default, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Lender (as provided in the Loan Agreement) shall be void and of no force and effect. If Borrower shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed, and such default shall remain uncured after the expiration of any applicable cure or grace period, then, without limiting the generality of the other provisions of this Security Instrument and the Loan Agreement, and without waiving or releasing Borrower from any of its obligations hereunder or thereunder, Lender shall have the right, but shall be under no obligation, upon three (3) business days written notice to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed or to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Ground Lease shall be kept unimpaired and free from default. If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will notify Borrower of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the terms of the Management Agreement and to the rights of tenants, subtenants and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time after such default by Borrower, which remains uncured after the expiration of any applicable cure or grace period, for the purpose of taking any such action. Lender may pay and expend such sums of money as Lender deems reasonably necessary for any such purpose and upon so doing shall be subrogated to any and all rights of the Ground Lessor. Borrower hereby agrees to pay to Lender upon ten (10) days demand therefor, all such sums so paid and expended by Lender, together with interest thereon from the day of such demand at the Default Rate. All sums so paid and expended by Lender and the interest thereon shall be secured by the legal operation and effect of this Security Instrument. If the Ground Lessor shall deliver to Lender a copy of any notice of default sent by said Ground Lessor to Borrower, as tenant under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. Subject to the terms of the Ground Lease and the terms of the Loan Agreement, Borrower will not subordinate or consent to the subordination of the Ground Lease to any mortgage, security deed, lease or other interest on or in the Ground Lessor’s interest in all or any part of the Property, unless, in each such case, the written consent of Lender shall have been first had and obtained.
          Section 3.11 No Merger of Fee and Leasehold Estates. So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, such consent not to be unreasonably withheld or delayed, the fee title to the Property and the leasehold estate therein created pursuant to the provisions of the Ground Lease or the Hotel Operating Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, Lender, or in any other person by purchase, operation of law or otherwise. Lender reserves the right, at any time, to release portions of the Property, including, but not limited to, the leasehold estate created by the Ground Lease or the Hotel Operating Lease, with or without consideration, at Lender’s election, without waiving or affecting any of its rights hereunder or under the Note or the other Loan Documents and any such release shall not affect Lender’s rights in connection with the portion of the Property not so released.
          Section 3.12 Borrower’s Acquisition of Fee Estate. In the event that Borrower, so long as any portion of the Debt remains unpaid, shall be the owner and holder of the fee title to the Property, the lien of the Security Instrument shall be spread to cover Borrower’s fee title to the Property and said fee title shall be deemed to be included in the Property without any further action. In such event, Borrower agrees, at its reasonable cost and expense, including without limitation Lender’s reasonable attorneys’ fees, to (a) execute any and all documents or instruments necessary to subject its fee title to the Property to the lien of this Security Instrument; and (b) provide a title insurance policy which shall insure that the lien of the Security Instrument is a first lien on Borrower’s fee title to the Property. Notwithstanding the foregoing, if the Ground Lease is for any reason whatsoever terminated prior to the natural expiration of its term, and if, pursuant to any provisions of the Ground Lease or otherwise, Lender or its designee shall acquire from the Ground Lessor thereunder another lease of the Property, Borrower shall have no right, title or interest in or to such other lease or the leasehold estate created thereby.
          Section 3.13 Rejection of the Ground Lease.
          (a) If the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code, or any other law affecting creditors rights, subject to the provisions of the Loan Agreement, (i) the Borrower, immediately after obtaining notice thereof, shall give notice thereto to Lender, (ii) Borrower, without the prior written consent of Lender, shall not elect to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Borrower made without such consent shall be void and (iii) this Security Instrument and the Loan Agreement and all the liens, terms, covenants and conditions of this Security Instrument and the Loan Agreement hereby extends to and covers Borrower’s possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Ground Lease or other termination of the Ground Lease. Subject to the provisions of the Loan Agreement, in addition, Borrower hereby assigns irrevocably to Lender Borrower’s rights to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under such Ground Lease in the event any case, proceeding or other action is commenced by or against the Ground Lessor under the Bankruptcy Code or any comparable federal or state statute or law.
          (b) In the event Borrower files for bankruptcy, Borrower hereby assigns to Lender (i) Borrower’s right to reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law and (ii) Borrower’s right to seek an extension of the 60-day period within which Borrower must accept or reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law. Further, if the foregoing assignment is not effective under applicable law and Borrower shall desire to so reject the Ground Lease, at Lender’s request, Borrower shall assign its interest in the Ground Lease to Lender in lieu of rejecting the Ground Lease, upon receipt by Borrower of notice from Lender of such request together with Lender’s agreement to cure any existing defaults of Borrower under the Ground Lease.
          Section 3.14 Borrower hereby agrees that if the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code or any other law affecting creditor’s rights, any property not removed by the Borrower as permitted or required by the Ground Lease, shall at the option of Lender be deemed abandoned by Borrower, provided that Lender may remove any such property required to be removed by Borrower pursuant to the Ground Lease and all reasonable costs and expenses associated with such removal shall be paid by Borrower within five (5) business days of receipt by Borrower of an invoice for such removal costs and expenses.
ARTICLE 4 — OBLIGATIONS AND RELIANCES
          Section 4.1 Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.
          Section 4.2 No Reliance on Lender. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property.
          Section 4.3 No Lender Obligations. (a) Notwithstanding the provisions of Subsections 1.1 (h) and (n) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.
          (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any Officer’s Certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or Policy, Lender shall not be deemed to have warranted or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.
          Section 4.4 Reliance. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.
ARTICLE 5 — FURTHER ASSURANCES
          Section 5.1 Recording of Security Instrument, etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the Lien or security interest hereof upon, and the interest of Lender in, the Property. Except as expressly provided in the Loan Agreement, Borrower will pay all taxes, filing, registration or recording fees, and all reasonable expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.
          Section 5.2 Further Acts, etc. Borrower will, at the reasonable cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver following five (5) Business Days’ notice to Borrower, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property. In (i) such case set forth in the immediately preceding sentence or (ii) upon the occurrence and during an Event of Default, Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, such rights and remedies available to Lender pursuant to this Section 5.2.
          Section 5.3 Changes in Tax, Debt, Credit and Documentary Stamp Laws. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable, provided that the Debt shall not be subject to any prepayment fee, premium or penalty in connection with any payment under this Section 5.3(a) but shall be otherwise due and payable in accordance with the provisions of the Loan Agreement.
          (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable, provided that the Debt shall not be subject to any prepayment fee, premium or penalty in connection with any payment under this Section 5.3(b) but shall be otherwise due and payable in accordance with the provisions of the Loan Agreement.
          (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.
          Section 5.4 Severing of Mortgage. Subject to the terms of the Loan Agreement, this Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be severed into two or more notes and two or more security instruments in such denominations as Lender shall determine in its sole discretion, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, subject to the terms of the Loan Agreement, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees, substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender at no additional cost, expense or liability to Borrower.
          Section 5.5 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

ARTICLE 6 — DUE ON SALE/ENCUMBRANCE
          Section 6.1 Lender Reliance. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and, subject to the terms of the Loan Agreement, will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.
          Section 6.2 No Sale/Encumbrance. Neither Borrower nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred other than as expressly permitted pursuant to the terms of the Loan Agreement.
ARTICLE 7 — RIGHTS AND REMEDIES UPON DEFAULT
          Section 7.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:
          (a) declare the entire unpaid Debt to be immediately due and payable;
          (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;
          (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing Lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;
          (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;
          (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

          (f) subject to Section 9.4 of the Loan Agreement, recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;
          (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor, indemnitor with respect to the Loan or of any Person liable for the payment of the Debt;
          (h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and subject to the provisions of the Management Agreement, take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon subject to the provisions of the Management Agreement, Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems reasonably advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premium and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;
          (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Borrower in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Borrower;

          (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its sole discretion:
          (i) Taxes and Other Charges;
          (ii) Insurance Premiums;
          (iii) Interest on the unpaid principal balance of the Note;
          (iv) Intentionally omitted;
          (v) All other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including, without limitation, advances made by Lender pursuant to the terms of this Security Instrument;
          (k) pursue such other remedies as Lender may have under applicable law; or
          (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.
In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.
          Section 7.2 Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.
          Section 7.3 Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the out-of-pocket cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.
          Section 7.4 Actions and Proceedings. Upon the occurrence and during the continuance of an Event of Default, Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.
          Section 7.5 Recovery of Sums Required to Be Paid. Subject to Section 9.4 of the Loan Agreement, Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.
          Section 7.6 Examination of Books and Records. Subject to the provisions of the Management Agreement, at reasonable times and upon reasonable notice, Lender and at Lender’s expense (unless an Event of Default has occurred and is continuing), its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located such right to be exercised not more frequently than once per year unless an Event of Default exists. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers.
          Section 7.7 Other Rights, etc. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof (except upon repayment in full of the Debt), or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.
          (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender’s possession.
          (c) Upon the occurrence and during the continuance of an Event of Default, Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.
          Section 7.8 Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.
          Section 7.9 Violation of Laws. Subject to the terms of the Loan Agreement, if the Property is not in material compliance with Legal Requirements, Lender may impose reasonable additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.
          Section 7.10 Intentionally Omitted.
          Section 7.11 Right of Entry. Subject to the terms of the Loan Agreement and the Management Agreement, upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.
ARTICLE 8 — INDEMNIFICATION
          Section 8.1 General Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (hereinafter defined) from and against any and all third party claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, actual losses, reasonable costs, reasonable expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement, damages (but not lost revenues, diminution in value and other consequential and punitive damages) of whatever kind or nature (including, but not limited, to reasonable attorneys’ fees and other costs of defense) (collectively, the “Losses”) imposed upon or incurred by or asserted against any Indemnified Parties (other than claims against Lender by banking regulatory authorities or shareholders of Lender) and arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, the Note, the Loan Agreement, this Security Instrument, or any other Loan

Documents requested by Borrower; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument, the Loan Agreement, the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to, or death of, persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument, the Note, the Loan Agreement or any of the other Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of Borrower to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, if required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this Article 8; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (1) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan. Any amounts payable to Lender by reason of the application of this Section 8.1 shall become due and payable within ten (10) Business Days of notice from Lender and, if not paid within such ten (10) Business Day period, shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 8, the term “Indemnified Parties” means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan, any Person in whose name the encumbrance created by this Security Instrument is or will have been recorded, Persons who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business). Notwithstanding the provisions of this Section 8.1, (A) Borrower shall have no liability to Lender or any other Indemnified Party for any Losses caused by the gross negligence, willful misconduct or fraud of Lender or such other Indemnified Party, and (B) the obligations of Borrower under this Section 8.1 shall exclude Losses arising solely from a state of facts that first came into existence after Lender, its nominee or designee, or a bona fide third party acquired title to the Property through foreclosure, exercise of a power of sale or deed in lieu of foreclosure. For the purpose of this Section 8.1 only, successors and assigns shall not include any bona fide third party who purchases title to the Property through foreclosure, deed in lieu of foreclosure or the exercise of any other remedies available to Lender hereunder, under the Note or under any of the other Loan Documents, or who purchased title to the Property at a foreclosure sale.
          Section 8.2 Mortgage and/or Intangible Tax. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.
          Section 8.3 ERISA Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required by any applicable federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities) that Lender may incur, as a result of a default under Sections 4.1.9 or 5.2.9 of the Loan Agreement.
          Section 8.4 Duty to Defend; Attorneys’ Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower’s consent, which consent shall not be unreasonably withheld. Within ten (10) days of written demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.
ARTICLE 9 — WAIVERS
          Section 9.1 Waiver of Counterclaim. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

          Section 9.2 Marshalling and Other Matters. To the extent permitted by applicable law, Borrower hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.
          Section 9.3 Waiver of Notice. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.
          Section 9.4 Waiver of Statute of Limitations. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.
          Section 9.5 Survival. The indemnifications made pursuant to Section 8.3 herein shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any of the following: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender’s interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender’s rights and remedies pursuant hereto including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.
ARTICLE 10 — EXCULPATION
          The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.
ARTICLE 11 — NOTICES
          All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 12 — APPLICABLE LAW
          Section 12.1 Governing Law. (a) SUBJECT TO THE PROVISIONS OF ARTICLE 15 OF THIS SECURITY INSTRUMENT, THE PARTIES HEREBY AGREE AND IRREVOCABLY ELECT THAT, IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL OF THE OBLIGATIONS ARISING HEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT, AND THIS SECURITY INSTRUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5 1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:
CT CORPORATION SYSTEM
111 EIGHTH AVENUE, 13th FLOOR
NEW YORK, NEW YORK 10011
AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID

AGENT AT SAID ADDRESS AND NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.
          Section 12.2 Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.
          Section 12.3 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.
ARTICLE 13 — DEFINITIONS
          All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and subject to the provisions of the Loan Documents, the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.
ARTICLE 14 — MISCELLANEOUS PROVISIONS
          Section 14.1 No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
          Section 14.2 Successors and Assigns. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.
          Section 14.3 Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.
          Section 14.4 Headings, etc. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
          Section 14.5 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.
          Section 14.6 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.
          Section 14.7 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS SECURITY INSTRUMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

          Section 14.8 Entire Agreement. The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.
          Section 14.9 Limitation on Lender’s Responsibility. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger unless such loss or damage is caused by fraud, willful misconduct, gross negligence or bad faith of Lender or its agents. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”
          Section 14.10 Conflict. In the event of any inconsistencies between the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms of the Loan Agreement shall control and be binding.
ARTICLE 15 — STATE-SPECIFIC PROVISIONS
          Section 15.1 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 15 and the terms and conditions of this Security Instrument, the terms and conditions of this Article 15 shall control and be binding.
          Section 15.2 Governing Law. At the end of Section 12.1 (Applicable Law), add the following:
          “THIS SECURITY INSTRUMENT SHALL BE CONSTRUED, INTERPRETED, ENFORCED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW) AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN FLORIDA, EXCEPT THAT THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, INTERPRETATION, ENFORCEMENT AND GOVERNANCE OF THE NOTE, THE LOAN AGREEMENT AND THE DEBT AND THE OBLIGATIONS. THE PROCEDURES GOVERNING THE ENFORCEMENT BY LENDER OF ITS FORECLOSURE AND PROVISIONAL REMEDIES AGAINST BORROWER UNDER THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE LAND OR OTHER ASSETS SITUATED IN

FLORIDA, INCLUDING BY WAY OF ILLUSTRATION, BUT NOT LIMITATION, ACTIONS FOR FORECLOSURE, REPLEVIN, FOR CLAIM AND DELIVERY OF PROPERTY, FOR INJUNCTIVE RELIEF OR FOR THE APPOINTMENT OF A RECEIVER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.”
          Section 15.3 Future Advances. This Security Instrument is given to secure not only the existing Debt, but also such future advances, whether such advances are obligatory or are to be made at the option of Lender or the holder hereof or otherwise as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Security Instrument. The total amount of Debt that may be so secured by this Security Instrument may be increased or decreased from time to time (as set forth in the Loan Agreement), but the total unpaid balance so secured at any one time shall not exceed twice the face amount of the Note, plus interest thereon, and any disbursements made under this Security Instrument for the payment of impositions, taxes, assessments, levies, insurance, or otherwise with interest on such disbursements at the rate set forth in the Note, plus any increases in the principal balance as the result of negative amortization or deferred interest, if any. It is agreed that any additional sum or sums advanced by Lender pursuant to the terms hereof shall be equally secured with and have the same priority as the original Debt and shall be subject to all of the terms, provisions and conditions of this Security Instrument, whether or not such additional loans or advances are evidenced by other promissory notes or other guaranties of Borrower and whether or not identified by a recital that it or they are secured by this Security Instilment. It is further agreed that any additional promissory note or guaranty or promissory notes or guaranties executed and delivered pursuant to this paragraph shall automatically be deemed to be included in the term “Note” wherever each appears in the context of this Security Instrument. Without the prior written consent of Lender, which Lender may grant or withhold in its sole discretion, Borrower shall not file for record any notice limiting the maximum principal amount that may be secured by this Security Instrument to a sum less than the maximum principal amount set form in this paragraph.
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          IN WITNESS WHEREOF, this Security Instrument has been executed by Borrower as of the day and year first above written.
BORROWER:
FELCOR ST. PETE (SPE), L.L.C.,
a Delaware limited liability company

By:	/s/ Charles N. Nye
Name:	Charles N. Nye
Title:	Vice President

Signed, Sealed & Delivered in the
presence of:

/s/ Elizabeth Cowart

Name: Elizabeth Cowart

/s/ Jesus Torres

Name: Jesus Torres

FELCOR ST. PETE LEASING (SPE), L.L.C.,
a Delaware limited liability company

By:	/s/ Charles N. Nye

Name:	Charles N. Nye
Title:	Vice President

Signed, Sealed & Delivered in the
presence of:

/s/ Elizabeth Cowart

Name: Elizabeth Cowart

/s/ Jesus Torres

Name: Jesus Torres

STATE OF Texas	)
	)	ss.:
COUNTY OF Dallas	)
On the 11 day of December, 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Charles Nye, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Dana K. Drake
Notary Public

[SEAL]
My commission expires:
       April 13, 2008

STATE OF Texas	)
	)	ss.:
COUNTY OF Dallas	)
     On the 11 day of December, 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Charles Nye, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.

/s/ Dana K. Drake
Notary Public

[SEAL]
My commission expires:
       April 13, 2008

EXHIBIT A
(Legal Description)
All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of St. Petersburg, County of Pinellas and the State of Florida and being more particularly described as follows:
PARCEL 1
HOTEL PHASE I
LOCATED IN SECTION 17, TOWNSHIP 31 SOUTH, RANGE 17 EAST, PINELLAS COUNTY, FLORIDA, BEING A PORTION OF BAYWOOD PARK, LOTS I, J, K, L, M AND N, REVISED MAP OF BAYSHORE SUBDIVISION OF ST. PETERSBURG, FLORIDA, AS RECORDED IN PLAT BOOK 3, PAGE 41, PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, OF WHICH PINELLAS COUNTY WAS FORMERLY A PART AND FURTHER REVISED IN PLAT BOOK 10, PAGE 35, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, TOGETHER WITH A PORTION OF THE VACATED RIGHTS OF WAY OF NORTH SHORE DRIVE AND 6TH AVENUE N.E., BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF SAID LOT I, ALSO BEING THE INTERSECTION OF THE SOUTHERLY RIGHT OF WAY OF 7TH AVENUE N.E., AND THE EASTERLY RIGHT OF WAY OF BEACH DRIVE N.E. AS A POINT OF REFERENCE; THENCE SOUTH 89 DEG. 59’43” EAST, ALONG SAID 7TH AVENUE RIGHT OF WAY 200.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 89 DEG. 59’43” EAST, 1072.52 FEET TO THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF BAY SHORE DRIVE N.E.; THENCE SOUTH 11 DEG. 53’59” WEST, ALONG SAID BAY SHORE DRIVE N.E. RIGHT OF WAY 69.00 FEET TO A POINT BEGINNING A NON-TANGENT CURVE; THENCE ALONG THE ARC OF SAID CURVE TO THE LEFT, HAVING A RADIUS OF 5767.87 FEET, ARC LENGTH OF 136.52 FEET, CHORD BEARING OF SOUTH 08 DEG. 34’41” WEST, 136.51 FEET; THENCE WEST 876.35 FEET; THENCE SOUTH 397.58 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY OF 5TH AVENUE N.E.; THENCE WEST ALONG SAID RIGHT OF WAY 661.33 FEET TO THE INTERSECTION OF THE AFOREMENTIONED BEACH DRIVE N.E. EASTERLY RIGHT OF WAY; THENCE NORTH 00 DEG. 06’12” EAST, ALONG SAID RIGHT OF WAY, 112.06 FEET; THENCE NORTH 31 DEG. 32’10” EAST, 334.99 FEET; THENCE EAST ALONG THE NORTH LINE OF SAID LOT J, 169.00 FEET; THENCE NORTH 29 DEG. 39’16” EAST, 155.44 FEET TO A POINT ON THE SOUTH LINE OF LOT I, THENCE SOUTH 89 DEG. 59’43” EAST ALONG SAID LINE 78.45 FEET, THENCE NORTH 00 DEG. 01’02” WEST, 67.52 FEET TO THE POINT OF BEGINNING.
ALSO KNOWN AS
A PORTION OF LOT 1, BLOCK 1 ACCORDING TO THE PLAT OF “VINOY REPLAT” AS RECORDED IN PLAT BOOK 105, PAGES 91 AND 92 OF THE PUBLIC RECORDS OF

PINELLAS COUNTY, FLORIDA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF SAID PLAT AS A POINT OF BEGINNING; RUN THENCE SOUTH 89 DEG. 59’43” EAST 1072.52 FEET TO THE NORTHEAST CORNER OF SAID PLAT; THENCE SOUTH 11 DEG. 53’59” WEST AND ALONG THE EAST LINE THEREOF 69.00 FEET TO A POINT BEGINNING A NON-TANGENT CURVE; THENCE ALONG THE ARC OF SAID CURVE TO THE LEFT, THE SAME BEING THE EASTERLY LINE OF SAID PLAT, HAVING A RADIUS OF 5767.87 FEET, ARC LENGTH OF 136.52 FEET, CHORD SOUTH 08 DEG. 34’41” WEST 136.51 FEET; THENCE WEST 876.35 FEET; THENCE SOUTH 397.58 FEET, TO A POINT OF THE SOUTH LINE OF SAID PLAT; THENCE WEST ALONG SAID SOUTH PLAT LINE 661.33 FEET TO THE SOUTHWEST CORNER OF SAID PLAT; THENCE TRAVERSE THE WESTERLY BOUNDARY OF SAID PLAT BY THE FOLLOWING 6 COURSES. (1) NORTH 00 DEG. 06’12” EAST, 112.06 FEET, (2) NORTH 31 DEG. 32’10” EAST 334.99 FEET (3) EAST 169.00 FEET (4) NORTH 29 DEG. 39’16” EAST 155.44 FEET, (5) SOUTH 89 DEG. 59’43” EAST 78.45 FEET; (6) NORTH 00 DEG. 01’02” WEST 67.52 FEET TO THE POINT OF BEGINNING.
PARCEL 1
HOTEL PHASE II
LOCATED IN SECTION 17, TOWNSHIP 31 SOUTH, RANGE 17 EAST, PINELLAS COUNTY, FLORIDA BEING A PORTION OF LOTS J, K, L, M AND N, REVISED MAP OF BAYSHORE SUBDIVISION OF ST. PETERSBURG, FLORIDA, AS RECORDED IN PLAT BOOK 3, PAGE 41, PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, OF WHICH PINELLAS COUNTY WAS FORMERLY A PART, AND FURTHER REVISED IN PLAT BOOK 10, PAGE 35, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, TOGETHER WITH PORTION OF THE VACATED RIGHT OF WAY OF 6TH AVENUE N.E. BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCE AT THE SOUTHWEST CORNER OF SAID LOT N, ALSO BEING THE INTERSECTION OF THE EASTERLY RIGHT OF WAY OF BEACH DRIVE N.E. AND THE NORTHERLY RIGHT OF WAY OF 5TH AVENUE N.E. AS A POINT OF REFERENCE; THENCE EAST ALONG SAID 5TH AVENUE N.E. RIGHT OF WAY 661.33 FEET TO THE POINT OF BEGINNING; THENCE NORTH 397.58 FEET; THENCE EAST 255.42 FEET; THENCE SOUTH 397.58 FEET TO THE INTERSECTION WITH THE NORTH RIGHT OF WAY LINE OF 5TH AVENUE N.E.; THENCE WEST ALONG SAID RIGHT OF WAY LINE 255.42 FEET TO THE POINT OF BEGINNING.
ALSO KNOWN AS
A PORTION OF LOT 1, BLOCK 1 ACCORDING TO THE PLAT OF “VINOY REPLAT” AS RECORDED IN PLAT BOOK 105, PAGES 91 AND 92 OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID PLAT RUN THENCE EAST

ALONG THE SOUTH LINE THEREOF 661.33 FEET TO THE POINT OF BEGINNING; THENCE NORTH 397.58 FEET; THENCE EAST 255.42 FEET; THENCE SOUTH 397.58 FEET TO THE SOUTH LINE OF SAID PLAT; THENCE WEST ALONG SAID SOUTH LINE 255.42 FEET TO THE POINT OF BEGINNING.
PARCEL 1A
EASEMENT
AN EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THAT CERTAIN DRAINAGE EASEMENT DATED FEBRUARY 22, 1990, RECORDED FEBRUARY 23, 1990, IN O. R. BOOK 7207, PAGE 1282, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, FOR PERMANENT, EXCLUSIVE, RECIPROCAL DRAINAGE; DETENTION AND RETENTION, MAINTENANCE, RECONSTRUCTION AND REPAIR OF THE PONDS AND LANDSCAPING OVER, UNDER AND ACROSS THE LAND DESCRIBED ON EXHIBIT “C” AND EXHIBIT “D” THEREIN.
PARCEL 2 (MARINA)
THOSE CERTAIN SUBMERGED LANDS WITHIN THE NORTH YACHT BASIN LYING WITHIN THE NORTH 1/2 OF SECTION 20, TOWNSHIP 31, SOUTH, RANGE 17 EAST, COMMENCING AT THE SOUTHWEST CORNER OF LOT N, ACCORDING TO THE REVISED MAP OF BAYSHORE SUBDIVISION, AS RECORDED IN PLAT BOOK 3, PAGE 41, PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, OF WHICH PINELLAS COUNTY WAS FORMERLY A PART AND FURTHER REVISED IN PLAT BOOK 10, PAGE 35 PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; RUN THENCE EAST ALONG THE SOUTH LINE OF SAID LOT N, 24.79 FEET TO A CONCRETE MONUMENT; THENCE CONTINUE EAST ALONG SAID SOUTH LOT LINE 389.03 FEET; THENCE SOUTH ACROSS THE RIGHT OF WAY OF 5TH AVENUE N.E. 80 FEET TO THE SOUTH RIGHT OF WAY LINE OF 5TH AVENUE N.E. TO THE WATERSIDE FACE OF EXISTING BULKHEAD AND THE POINT OF BEGINNING; THENCE RUN NORTH 89 DEG. 57’05” EAST ALONG THE SAID WATERSIDE NORTH BULKHEAD FACE, 740.54 FEET; THENCE SOUTH 27 DEG. 02’05” EAST ALONG THE WATERSIDE FACE OF EASTERLY BULKHEAD 257.93 FEET; THENCE WEST ACROSS THE NORTH YACHT BASIN, 964.25 FEET TO THE INTERSECTION WITH THE WATERSIDE FACE OF THE WESTERLY BULKHEAD; THENCE NORTH 24 DEG. 55’28” EAST ALONG SAID WATERSIDE FACE 252.65 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH RIGHTS OF USE OR EASEMENT OVER AND ACROSS THE EXISTING BULKHEADS LYING ALONG THE BOUNDARY OF THE AFOREDESCRIBED SUBMERGED LANDS TO PROVIDE FOR ADEQUATE INGRESS AND EGRESS TO AND FROM DOCKS AND BOAT SLIPS TO BE LOCATED IN OR ON THE AFORESAID PROPERTY TO AND FROM THE PUBLIC STREETS AND SIDEWALKS.

ALSO KNOWN AS
THOSE CERTAIN SUBMERGED LANDS WITHIN THE NORTH YACHT BASIN (ALSO KNOWN AS THE VINOY YACHT BASIN) LYING WITHIN THE NORTH 1/2 OF SECTION 20, TOWNSHIP 31, SOUTH RANGE 17 EAST, COMMENCING AT THE SOUTHWEST CORNER OF LOT 1, BLOCK 1, ACCORDING TO THE VINOY REPLAT, AS RECORDED IN PLAT BOOK 105, PAGES 91 AND 92, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; RUN THENCE EAST ALONG THE SOUTH LINE OF LOT N, ACCORDING TO THE REVISED MAP OF BAYSHORE SUBDIVISION PLAT BOOK 3, PAGE 41, PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, OF WHICH PINELLAS COUNTY WAS FORMERLY A PART OF AND FURTHER REVISED IN PLAT BOOK 10, PAGE 35, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, 24.79 FEET TO A CONCRETE MONUMENT; THENCE CONTINUE EAST ALONG SAID SOUTH LOT LINE 389.03 FEET; THENCE SOUTH ACROSS THE RIGHT OF WAY OF 5TH AVENUE N.E., 80 FEET TO THE SOUTH RIGHT OF WAY LINE OF 5TH AVENUE N.E. TO THE WATERSIDE FACE OF EXISTING BULKHEAD AND THE POINT OF BEGINNING; THENCE RUN NORTH 89 DEG. 57’05” EAST ALONG SAID WATERSIDE NORTH BULKHEAD FACE 740.54 FEET; THENCE SOUTH 27 DEG. 02’05” EAST ALONG THE WATERSIDE FACE OF EASTERLY BULKHEAD 257.93 FEET; THENCE WEST ACROSS THE NORTH YACHT BASIN, 964.25 FEET TO THE INTERSECTION WITH THE WATERSIDE FACE OF THE WESTERLY BULKHEAD; THENCE NORTH 24 DEG. 55’28” EAST ALONG SAID WATERSIDE FACE 252.65 FEET TO THE POINT OF BEGINNING.
PARCEL 3
GOLF COURSE
FROM THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 8, TOWNSHIP 31 SOUTH, RANGE 17 EAST, RUN NORTH 56 DEG. 49’22” EAST, 586.15 FEET TO A POINT OF BEGINNING, THENCE NORTH 49 DEG. 02’31” WEST, 218.41 FEET; THENCE SOUTH 47 DEG. 09’00” WEST, 501.00 FEET; THENCE NORTH 88 DEG. 03’59” WEST, 261.00 FEET; THENCE NORTH 49 DEG. 18’00” WEST, 101.78 FEET; THENCE SOUTH 47 DEG. 09’ WEST, 27.81 FEET; THENCE NORTH 86 DEG. 52’29” WEST, 344.12 FEET; THENCE NORTH 84 DEG. 41’23” WEST, 530.23 FEET; THENCE SOUTH 77 DEG. 25’19” WEST, 114.21 FEET; THENCE NORTH 37 DEG. 57’46” WEST, 114.28 FEET; THENCE NORTH 50 DEG. 06’53” WEST, 297.93 FEET; THENCE NORTH 12 DEG. 05’15” WEST, 809.77 FEET; THENCE NORTH 01 DEG. 06’29” WEST, 309.86 FEET; THENCE NORTH 05 DEG. 44’51” EAST, 287.0 FEET; THENCE NORTH 00 DEG. 32’49” WEST, 284.38 FEET; THENCE SOUTH 84 DEG. 18’51” WEST, 401.64 FEET; THENCE NORTH 85 DEG. 18’39” WEST, 437.03 FEET; THENCE NORTH 01 DEG. 18’50” WEST, 380.00 FEET THENCE NORTH 88 DEG. 45’03” EAST, 1263.30 FEET; THENCE SOUTH 72 DEG. 44’32” EAST, 67.25 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 508.64 FEET, ARC 11.75 FEET, CHORD SOUTH 86 DEG. 47’18” EAST, 11.75 FEET; THENCE SOUTH 06 DEG. EAST, 1083.74; THENCE BY A CURVE TO THE LEFT,

RADIUS 735 FEET; ARC 436.88 FEET, CHORD SOUTH 23 DEG. 01’41” EAST, 430.47 FEET; THENCE NORTH 65 DEG. 49’07” EAST, 112.03 FEET; THENCE SOUTH 47 DEG. 44’36” EAST, 56.44 FEET; THENCE NORTH 59 DEG. 45’20” EAST, 61.47 FEET; THENCE NORTH 51 DEG. 35’40” EAST, 56.34 FEET; THENCE NORTH 61 DEG. 30’48” EAST, 124.56 FEET; THENCE NORTH 62 DEG. 28’49” EAST, 50.19 FEET; THENCE NORTH 54 DEG. 36’55” EAST, 78.19 FEET; THENCE NORTH 46 DEG. 39’10” EAST, 21.33 FEET; THENCE NORTH 35 DEG. 43’40” EAST, 8.89 FEET TO THE INTERSECTION WITH THE EAST-WEST CENTERLINE OF SECTION 8, TOWNSHIP 31 SOUTH, RANGE 17 EAST, THENCE NORTH 88 DEG. 33’59” EAST, 175.05 FEET ALONG SAID CENTERLINE; THENCE NORTH 49 DEG. 02’31” WEST, 63.10 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 830 FEET, ARC 699.44 FEET, CHORD NORTH 39 DEG. 25’30” EAST, 678.93 FEET; THENCE NORTH 63 DEG. 34’ EAST, 950.00 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 100 FEET, ARC 203.21 FEET, CHORD SOUTH 58 DEG. 13’ EAST, 170.01 FEET; THENCE SOUTH 610 FEET; THENCE BY A CURVE TO THE LEFT, RADIUS 645 FEET; ARC 260.38 FEET, CHORD SOUTH 11 DEG. 33’53” EAST, 258.61 FEET TO THE INTERSECTION WITH THE EAST-WEST CENTERLINE OF SECTION 8, TOWNSHIP 31 SOUTH, RANGE 17 EAST, THENCE NORTH 88 DEG. 33’59” EAST, 275.22 FEET ALONG SAID CENTERLINE; THENCE SOUTH 67.57 FEET; THENCE SOUTH 16 DEG. 05’04” WEST, 421.32 FEET; THENCE BY A CURVE TO THE LEFT, RADIUS 4,000 FEET, ARC 922.04 FEET, CHORD SOUTH 88 DEG. 46’28” EAST, 920.00 FEET; THENCE BY A CURVE TO THE LEFT, RADIUS 800 FEET, ARC 128.85 FEET, CHORD NORTH 80 DEG. 00’28” EAST, 128.71 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 850 FEET, ARC 424.38 FEET, CHORD NORTH 89 DEG. 41’49” EAST, 419.99 FEET; THENCE BY A CURVE TO THE LEFT, RADIUS 615 FEET, ARC 591.44 FEET, CHORD SOUTH 13 DEG. 33’02” EAST, 568.91 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 435 FEET, ARC 77.96 FEET; CHORD SOUTH 70 DEG. 28’56” WEST, 77.86 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 1806 FEET, ARC 604.26 FEET, CHORD SOUTH 85 DEG. 12’06” WEST, 601.45 FEET; THENCE SOUTH 03 DEG. 12’02” WEST, 197.07 FEET; THENCE BY A CURVE TO THE LEFT, RADIUS 981.18 FEET, ARC 46.16 FEET, CHORD SOUTH 88 DEG. 55’54” WEST, 46.16 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 620 FEET, ARC 272.72 FEET, CHORD NORTH 79 DEG. 48’53” WEST 270.52 FEET, THENCE BY A CURVE TO THE LEFT, RADIUS 915 FEET, ARC 172.98 FEET, CHORD NORTH 72 DEG. 37’47” WEST, 172.19 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 1009.00 FEET, ARC 234.51 FEET, CHORD NORTH 71 DEG. 23’15” WEST, 233.98 FEET; THENCE BY A CURVE TO THE LEFT, RADIUS 612.07 FEET, ARC 404.66 FEET, CHORD NORTH 83 DEG. 40’10” WEST, 397.33 FEET; THENCE BY A CURVE TO THE RIGHT, RADIUS 272 FEET, ARC 209.42 FEET; CHORD NORTH 80 DEG. 33’12” WEST, 204.28 FEET; THENCE NORTH 58 DEG. 29’48” WEST, 190.86 FEET; THENCE NORTH 49 DEG. 02’31” WEST, 30 FEET; THENCE SOUTH 40 DEG. 57’29” WEST, 171.10 FEET; THENCE NORTH 49 DEG. 02’31” WEST, 30 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH:
THAT CERTAIN PARCEL VACATED STREET AND/OR EASEMENT FOR STREET

SHOWN AS CENTER CIRCLE IN THE MAP OR PLAT OF SNELL ISLE ACREAGE (UNPLATTED LANDS), RECORDED IN PLAT BOOK 16, PAGE 90, AND IN THE MAP OR PLAT OF BRIGHTWATERS SECTION 2 OF SNELL ISLE RECORDED IN PLAT BOOK 13, PAGE 74, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA.
TOGETHER WITH:
LOT 376 OF SNELL ISLE INC., BRIGHTWATERS SECTION 2, OF SNELL ISLE, AS RECORDED IN PLAT BOOK 13, PAGE 74, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA.
LESS AND EXCEPT THE FOLLOWING DESCRIBED PORTIONS THEREOF:
A)	THOSE LANDS PLATTED AS SUNSET SNELL ISLE SHORES REPLAT, AS RECORDED IN PLAT BOOK 54, PAGE 61, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA;
B)	THOSE LANDS PLATTED AS SUNSET BRIGHTSIDE SUBDIVISION, AS RECORDED IN PLAT BOOK 52, PAGE 21, PUBLIC RECORDS OF PINELLAS COUNTY; FLORIDA;
C)	THOSE LANDS PLATTED AS SNELL ISLE SUNSET SUBDIVISION, AS RECORDED IN PLAT BOOK 78, PAGE 90, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA;
D)	THOSE LANDS PLATTED AS EDEN SHORES-RIETH REPLAT, AS RECORDED IN PLAT BOOK 60, PAGE 53, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA;
E)	THOSE LANDS PLATTED AS SUNSET SHORES, AS RECORDED IN PLAT BOOK 35, PAGE 63, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA;
F)	THOSE LANDS PLATTED AS EDEN SHORES SECTION EIGHT, AS RECORDED IN PLAT BOOK 48, PAGE 19, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA;
G)	THAT CERTAIN PARCEL OF LAND BEGINNING AT THE SOUTHWEST CORNER OF LOT 26, BLOCK 4, EDEN SHORES SECTION THREE, AS RECORDED IN PLAT BOOK 34, PAGE 2, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; THENCE RUN NORTH 29 DEG. 38’31” WEST 138.14 FEET TO THE SOUTHWEST CORNER OF LOT 1 OF EDEN SHORES SECTION EIGHT, AS RECORDED IN PLAT BOOK 48, PAGE 19, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; THENCE ALONG THE SOUTH BOUNDARY OF SAID LOT 1 TO THE NORTHWEST CORNER OF SAID LOT 26, BLOCK 4, EDEN SHORES

SECTION THREE, RUN THENCE SOUTH ALONG THE WEST BOUNDARY OF SAID LOT 26 TO THE POINT OF BEGINNING.
ALSO DESCRIBED AS FOLLOWS:
LOT 376 AND A PORTION OF CENTER CIRCLE OF SNELL ISLE INC. BRIGHTWATERS SECTION 2 OF SNELL ISLE, AS RECORDED IN PLAT BOOK 13, PAGE 74, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, TOGETHER WITH THOSE PORTIONS OF BLOCK 2, OF OWENS, BASKIN AND OWENS REPLAT, AS RECORDED IN PLAT BOOK 25, PAGE 15, OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, TOGETHER WITH THOSE PORTIONS OF TRACT F OF MAP OF SNELL ISLE ACREAGE, AS RECORDED IN PLAT BOOK 16, PAGE 91, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, TOGETHER WITH THOSE PORTIONS OF SECTIONS 8 AND 9 TOWNSHIP 31 SOUTH, RANGE 17 EAST, PINELLAS COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 8; THENCE NORTH 56 DEG. 49’22” EAST, 586.15 FEET TO THE POINT OF BEGINNING; THENCE NORTH 49 DEG. 02’31” WEST, 218.41 FEET; THENCE SOUTH 47 DEG. 09’00” WEST, 501.00 FEET; THENCE NORTH 88 DEG. 03’59” WEST, 261.00 FEET; THENCE NORTH 49 DEG. 18’00” WEST, 101.78 FEET; THENCE SOUTH 47 DEG. 09’00” WEST, 27.81 FEET; THENCE NORTH 86 DEG. 52’29” WEST, 344.12 FEET; THENCE NORTH 84 DEG. 41’23” WEST, 530.23 FEET; THENCE SOUTH 77 DEG. 25’19” WEST, 114.21 FEET; THENCE NORTH 37 DEG. 57’46” WEST, 114.28 FEET; THENCE NORTH 50 DEG. 06’53” WEST, 297.93 FEET; THENCE NORTH 12 DEG. 05’15” WEST, 809.77 FEET; THENCE NORTH 01 DEG. 06’29” WEST, 309.86 FEET; THENCE NORTH 05 DEG. 44’51” EAST, 287.00 FEET; THENCE NORTH 00 DEG. 32’49” WEST, 284.38 FEET; THENCE SOUTH 84 DEG. 18’51” WEST, 401.64 FEET; THENCE NORTH 85 DEG. 18’39” WEST, 437.03 FEET; THENCE NORTH 01 DEG. 18’50” WEST, 280.00 FEET; THENCE NORTH 88 DEG. 45’03” EAST, 80.00 FEET; THENCE NORTH 01 DEG. 18’50” WEST, 20 FEET; THENCE NORTH 88 DEG. 45’03” EAST 20 FEET, THENCE NORTH 01 DEG. 18’50” WEST, 80 FEET; THENCE NORTH 88 DEG. 45’03” EAST, 1163.30 FEET; THENCE SOUTH 72 DEG. 44’32” EAST, 67.25 FEET TO A CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 508.64 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE, 11.75 FEET (C.B. SOUTH 86 DEG. 47’18” EAST, 11.75 FEET); THENCE NON-TANGENT, SOUTH 06 DEG. 00’00” EAST, 1083.74 FEET TO A CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 735.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE, 436.88 FEET (C.B. SOUTH 23 DEG. 01’41” EAST, 430.47 FEET); THENCE NON-TANGENT, NORTH 65 DEG. 49’07” EAST, 112.03 FEET; THENCE SOUTH 47 DEG. 44’36” EAST, 56.44 FEET; THENCE NORTH 59 DEG. 45’20” EAST, 61.47 FEET; THENCE NORTH 51 DEG. 35’40” EAST, 56.34 FEET; THENCE NORTH 61 DEG. 30’48” EAST, 124.56 FEET; THENCE NORTH 62 DEG. 28’49” EAST, 50.19 FEET; THENCE NORTH 54 DEG. 36’55” EAST, 78.19 FEET; THENCE NORTH 46 DEG. 39’10” EAST, 21.33 FEET; THENCE NORTH 35 DEG. 43’40” EAST, 8.89 FEET TO THE INTERSECTION WITH THE EAST-WEST CENTERLINE OF SAID SECTION 8; THENCE NORTH 88 DEG. 33’59” EAST, 175.05 FEET ALONG SAID

CENTERLINE; THENCE NORTH 49 DEG. 02’31” WEST, 63.10 FEET TO A NON-TANGENT CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 830.00 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE, 699.44 FEET (C.B. NORTH 39 DEG. 25’30” EAST, 678.93 FEET); THENCE NORTH 63 DEG. 34’00” EAST, 950.00 FEET TO A CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 100.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE, 203.21 FEET (C.B. SOUTH 58 DEG. 13’00” EAST, 170.01 FEET); THENCE SOUTH 610.00 FEET TO A CURVE CONCAVE-NORTHEASTERLY AND HAVING A RADIUS OF 645.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE, 260.38 FEET (C.B. SOUTH 11 DEG. 33’53” EAST, 258.61 FEET); THENCE NON-TANGENT, NORTH 88 DEG. 33’59” EAST, 161.91 FEET; THENCE SOUTH 11 DEG. 36’16” WEST, 356.88 FEET; THENCE SOUTH 29 DEG. 38’31” EAST, 138.14 FEET TO A NON-TANGENT CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 4000.00 FEET; THENCE EASTERLY ALONG SAID CURVE, 922.04 FEET (C.B. SOUTH 88 DEG. 46’28” EAST, 920.00 FEET) TO A COMPOUND CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 800.00 FEET; THENCE EASTERLY ALONG SAID CURVE, 128.85 (C.B. NORTH 80 DEG. 00’28” EAST, 128.71 FEET) TO A REVERSE CURVE CONCAVE SOUTHERLY AND HAVING A RADIUS OF 850.00 FEET; THENCE EASTERLY ALONG SAID CURVE 424.38 FEET (C.B. NORTH 89 DEG. 41’49” EAST, 419.99 FEET) TO A NON-TANGENT CURVE CONCAVE EASTERLY AND HAVING A RADIUS OF 615.00 FEET; THENCE SOUTHERLY ALONG SAID CURVE 418.66 FEET (C.B. SOUTH 05 DEG. 30’08” EAST, 410.62 FEET); THENCE NON-TANGENT, SOUTH 78 DEG. 11’18” WEST, 210.00 FEET; THENCE SOUTH 19 DEG. 34’40” EAST, 172.05 FEET TO A NON-TANGENT CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 1806.00 FEET; THENCE WESTERLY ALONG SAID CURVE, 432.22 FEET (C.B. SOUTH 87 DEG. 55’51” WEST, 431.18 FEET); THENCE NON-TANGENT, SOUTH 03 DEG. 12’02” WEST, 9.45 FEET; THENCE NORTH 59 DEG. 58’58” WEST, 92.55 FEET; THENCE SOUTH 79 DEG. 05’21” WEST, 147.62 FEET; THENCE SOUTH 89 DEG. 24’59” WEST, 52.28 FEET; THENCE NORTH 85 DEG. 56’14” WEST, 163.39 FEET; THENCE SOUTH 03 DEG. 12’02” WEST, 127.87 FEET TO A NON-TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 915.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE, 41.36 FEET (C.B. NORTH 76 DEG. 45’02” WEST, 41.35 FEET) TO A REVERSE CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 1009.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE 234.51 FEET (C.B. NORTH 71 DEG. 23’15” WEST, 233.98 FEET) TO A REVERSE CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 612.07 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE 404.66 FEET (C.B. NORTH 83 DEG. 40’10” WEST, 397.33 FEET) TO A REVERSE CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 272.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE, 209.42 FEET (C.B. NORTH 80 DEG. 33’12” WEST, 204.28 FEET); THENCE NORTH 58 DEG. 29’48” WEST, 119.85 FEET; THENCE SOUTH 40 DEG. 58’09” WEST, 182.66 FEET; THENCE NORTH 49 DEG. 02’31” WEST, 130.00 FEET TO THE POINT OF BEGINNING.
SNELL ISLE PARCEL

TOGETHER WITH:
THAT PORTION OF SNELL ISLE BOULEVARD (RIGHT-OF-WAY WIDTH VARIES) LYING IN SECTION 8, TOWNSHIP 31 SOUTH, RANGE 17 EAST, PINELLAS COUNTY, FLORIDA BEING FURTHER DESCRIBED AS FOLLOWS:
COMMENCE AT THE SOUTHWEST CORNER OF LOT 376 OF SNELL ISLE INC., BRIGHTWATERS SECTION 2 OF SNELL ISLE, AS RECORDED IN PLAT BOOK 13, PAGE 74, OF THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA; THENCE ALONG THE SOUTHERLY BOUNDARY OF SAID LOT 376 AND THE NORTHEASTERLY BOUNDARY OF SNELL ISLE BOULEVARD (RIGHT-OF-WAY WIDTH VARIES), NORTH 49 DEG. 02’31” WEST, 223.41 FEET TO THE POINT OF BEGINNING; THENCE LEAVING SAID LINE SOUTH 40 DEG. 57’29” WEST, 32.00 FEET; THENCE NORTH 49 DEG. 02’31” WEST, 128.47 FEET; THENCE NORTH 47 DEG. 09’00” EAST, 32.19 FEET TO SAID NORTH RIGHT-OF-WAY LINE; THENCE ALONG SAID LINE SOUTH 49 DEG. 02’31” EAST, 125.00 FEET TO THE POINT OF BEGINNING.
AND TOGETHER WITH:
OUT PARCEL #1
CERTAIN REAL PROPERTY IN SECTION 8, TOWNSHIP 31 SOUTH, RANGE 17 EAST, PINELLAS COUNTY, FLORIDA, BEING FURTHER DESCRIBED AS FOLLOWS:
COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 8; THENCE NORTH 56 DEG. 49’22” EAST, 586.15 FEET; THENCE NORTH 49 DEG. 02’31” WEST, 218.41 FEET; THENCE SOUTH 47 DEG. 09’00” WEST, 501.00 FEET FOR A POINT OF BEGINNING; THENCE NORTH 88 DEG. 03’59” WEST, 261.00 FEET; THENCE SOUTH 49 DEG. 18’00” EAST A DISTANCE OF 185.03 FEET; THENCE NORTH 47 DEG. 09’00” EAST A DISTANCE OF 164.47 FEET TO THE POINT OF BEGINNING.
PARCEL 3A:
TOGETHER WITH THE BENEFITS DERIVED FROM THAT CERTAIN TEMPORARY EASEMENT AND RESTRICTIVE COVENANT AGREEMENT RECORDED SEPTEMBER 18, 1992 IN O.R. BOOK 8034, PAGE 793, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA.